SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

      |_|   Preliminary Proxy Statement

      |X|   Definitive Proxy Statement

      |_|   Definitive Additional Materials

      |_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

      |_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

                          FINANCIAL INSTITUTIONS, INC.
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      |X|   No Fee Required

      |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                  1. Title of each class of securities to which transaction applies: NA

                  2. Aggregate number of securities to which transaction applies: NA

                  3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): NA

                  4.    Proposed maximum aggregate value transaction: NA

                  5.    Total fee paid: NA

      |_|   Fee paid previously with preliminary materials.

      |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

                  1.    Amount previously paid: NA

                  2.    Form, Schedule or Registration Statement No.: NA

                  3.    Filing Party: NA

                  4.    Date Filed: NA

                     [GRAPHIC] Financial Institutions, Inc.

                  NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS

DEAR SHAREHOLDERS:

The Annual Meeting of Shareholders of Financial Institutions, Inc. will be held at the Company's offices at 220 Liberty Street, Warsaw, New York 14569 on May 7, 2003, at 10:00 a.m. for the following purposes:

      1.    To elect three directors for three-year terms;

      2.    To elect one director for a one-year term; and

      3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on March 12, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

It is important that your shares be represented and voted at the Annual Meeting whether or not you plan to attend. Accordingly, we request you vote at your earliest convenience. You may vote by mail, telephone or Internet, further instructions are contained on the enclosed proxy ballot card.

Thank you for your cooperation.

On Behalf of the Board of Directors,

Peter G. Humphrey
Chairman of the Board, President and Chief Executive Officer

April 7, 2003

--------------------------------------------------------------------------------
                          Financial Institutions, Inc.
                                www.fiiwarsaw.com
             220 Liberty Street P. O. Box 227 Warsaw, New York 14569

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with solicitation of proxies on behalf of the Board of Directors of Financial Institutions, Inc. ("FII") for the Annual Meeting of Shareholders of FII to be held on May 7, 2003.

The principal executive office of FII is located at 220 Liberty Street, Warsaw, New York 14569. The main telephone number for FII is (585) 786-1100.

The close of business on March 12, 2003 has been fixed as the record date for determination of the shareholders entitled to notice of, and to vote at, the meeting. On that date there were outstanding and entitled to vote 11,109,664 shares of common stock, each of which is entitled to one vote on each matter at the meeting. The approximate date on which this Proxy Statement and the enclosed proxy card are being sent to shareholders is April 7, 2003.

Shareholders of record may vote by telephone, via the Internet or by mail. The toll-free telephone number and Internet web site are listed on the enclosed proxy. If you vote by telephone or via the Internet you do not need to return your proxy card. If you choose to vote by mail, please mark the ballot boxes, date and sign it, and then return it in the enclosed envelope (no postage is necessary if being mailed within the United States). If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Each proxy submitted will be voted at the meeting in accordance with the choices specified thereon and, if no choices are specified, will be voted FOR the Director nominees named. A shareholder giving a proxy has the right to revoke it at any time before it has been voted by (i) giving written notice to that effect to the Secretary of FII, (ii) executing and delivering a proxy bearing a later date which is voted at the Annual Meeting, or
(iii) attending and voting in person at the Annual Meeting.

              ELECTION OF DIRECTORS and INFORMATION WITH RESPECT TO

                               BOARD OF DIRECTORS

      FII's Board of Directors is divided into three classes, one of which is elected at each Annual Meeting for a term of three years and until their successors have been elected and have qualified. Board composition changes since the last Annual meeting include the appointment of H. Jack South and the resignation of 2 Directors, John Koelmel and Thomas Kime. On February 26, 2003, the Board of Directors, in accordance with FII's By-laws, decreased the total number of Directors by two, thereby setting the current Board size at 12. The current Directors with terms expiring in 2003 along with Board nominations are as follows:

==================================================================================================
Name                       Expiring        Nominee                    Term           Expiration
                           Term
==================================================================================================
Bryan G. vonHahmann        5/7/2003        Bryan G. vonHahmann        3 years        2006
--------------------------------------------------------------------------------------------------
John R. Tyler, Jr.         5/7/2003        John R. Tyler, Jr.         3 years        2006
--------------------------------------------------------------------------------------------------
James H. Wyckoff           5/7/2003        James H. Wyckoff           1 year         2004
--------------------------------------------------------------------------------------------------
H. Jack South              5/7/2003        James E. Stitt             3 years        2006
--------------------------------------------------------------------------------------------------

The Board of Directors believes that the nominees will be available and able to serve as directors, but, if for any reason any of them should not be, the persons named in the proxy may exercise discretionary authority to vote for a substitute proposed by the Board of Directors.

Directors are elected by a plurality of the votes cast by shareholders entitled to vote in the election. Proxies indicating abstentions and broker non-votes are counted for quorum purposes but are not counted for or against the election of directors. FII's By-laws govern the methods for counting votes and vest this responsibility in the Inspectors of Election appointed to perform this function.

In 2002, the Board of Directors held eight meetings. All directors attended more than 75% of the Board meetings and the meetings of Committees on which they serve. The Board of Directors has established the following standing committees:
Audit, Executive / Strategic Planning, Personnel / Compensation and Nominating / Governance.

The Audit Committee reviews the general scope of the audit conducted by our independent auditors, and matters relating to our financial reporting, internal control systems and credit quality. In performing its function, the Audit Committee meets separately with representatives of our independent auditors, internal auditors, loan review firm and senior management. The Audit Committee is currently comprised of Bart Dambra, John Tyler, Jr., Susan Holliday, and Pamela Davis Heilman, all of whom are non-employee directors who are "independent" as defined by the National Association of Securities Dealers' listing standards. In 2002, the Audit Committee held six meetings.

The Executive / Strategic Planning Committee reviews the overall company's Strategic Plan and monitors its implementation including merger and acquisition strategies, new lines of business and capital management plans. The 2002 Executive / Strategic Planning Committee was comprised of James Wyckoff, Bryan vonHahmann, John E. Benjamin, Bart Dambra, and Sam Gullo. In 2002, the Executive / Strategic Planning Committee held one meeting.

The Personnel / Compensation Committee is responsible for making recommendations to the Board of Directors with respect to the compensation of our executive officers and for establishing policies to deal with various compensation and employee benefit matters. The Personnel / Compensation Committee administers our Management Stock Incentive Plan and grants awards to our key employees under the plan. The current Personnel / Compensation Committee is comprised of James Wyckoff, H. Jack South, Sam Gullo, John Tyler, Jr., Bryan vonHahmann, and John
E. Benjamin, all of whom are non-employee directors. In 2002, the Personnel / Compensation Committee held nine meetings.

The Nominating / Governance Committee is responsible for nominating individuals to serve on the Board of Directors as well as addressing corporate governance issues. The current Nominating / Governance Committee is comprised of James Wyckoff, Peter G. Humphrey, Susan Holliday, Pamela Davis Heilman, and W. J. Humphrey, Jr. In 2002, the Nominating / Governance Committee held one meeting.

In 2002 directors who were not employed by our subsidiary banks or FII were paid an annual retainer of $7,500, paid 50% in cash and 50% in FII common stock, and a separate fee for each Board or Committee meeting that they attended. At the November 6, 2002 FII Board meeting the director remuneration schedule was revised for 2003. The 2002/2003 fees for attending a Board meeting were $750/$1,000 and the fees for attending Committee meetings were $500/$600 for the Committee Chairman and $400/$500 for each other member of the

Committee. We do not compensate directors who are employed by us or our subsidiary banks for service as directors. Under the 1999 Directors Stock Incentive Plan, our non-employee directors receive options to purchase 1,000 shares of FII common stock upon their election to the Board of Directors and 1,000 shares upon each annual anniversary date during their terms. An eligible director who begins service on a date other than the date of an Annual Meeting of Shareholders receives a pro rata option grant.

The following table sets forth information about the nominees and those directors whose terms of office will continue after the Annual Meeting.

====================================================================================================================
                                    Director   Term Expires       Company Positions and Principal Occupations
Name and Age                         Since
====================================================================================================================
Bryan G. vonHahmann, 36               2000         2006      Chief Financial Officer and Director of Empire Tractor,
                                                             Inc., an agriculture equipment dealership. Director of
                                                             Finger Lakes Fire and Casualty Insurance Co.; Finger
                                                             Lakes Regional Health System; Elizabeth Caty Stanton
                                                             Child Care; Seneca County Chamber of Commerce, and The
                                                             National Bank of Geneva.
--------------------------------------------------------------------------------------------------------------------
John R. Tyler, Jr., 68                2000         2006      Retired. Formerly Partner of Nixon Peabody LLP, general
                                                             law practice specializing in banking regulation and
                                                             corporate finance. Director of GEVA Theatre Inc.; Flower
                                                             City Habitat For Humanity, Inc.; Clinton Erie
                                                             Associates, Inc., and Bath National Bank.
--------------------------------------------------------------------------------------------------------------------
James H. Wyckoff, 51                  1985         2004      University Professor with the Departments of Public
                                                             Administration and Economics at State University of New
                                                             York Albany.
--------------------------------------------------------------------------------------------------------------------
James E. Stitt, 54                    2003         2006      President and Chief Executive Officer of Alcas
                                                             Corporation, a manufacturer of Cutco brand of cutlery.
                                                             Trustee of Jamestown Community College. Director of
                                                             Cattaraugus County IDA and First Tier Bank & Trust.
--------------------------------------------------------------------------------------------------------------------
Jon J. Cooper, 50                     1997         2004      President and Chief Executive Officer of Wyoming County
                                                             Bank, subsidiary of FII. Director of Wyoming County
                                                             Bank.
--------------------------------------------------------------------------------------------------------------------
Samuel M. Gullo, 54                   2000         2004      Owner and Operator of Family Furniture, a retail
                                                             furniture sales business; President and Chief Executive
                                                             Officer of American Classic Outfitters, LLC, a
                                                             manufacturer of team uniforms; Owner and Operator of:
                                                             SMG Development, LLC, Geneseo Square, LLC, Adams
                                                             Holding, LLC, commercial real estate rental businesses.
                                                             Director of Wyoming County Bank.
--------------------------------------------------------------------------------------------------------------------
W.J. Humphrey, Jr., 79                1948         2004      Retired. Formerly Chairman of the Board, President and
                                                             Chief Executive Officer of FII.
--------------------------------------------------------------------------------------------------------------------
Peter G. Humphrey, 48                 1983         2005      Chairman of the Board, President and Chief Executive
                                                             Officer of FII. Director of the New York Bankers
                                                             Association and the Buffalo Branch of the Federal
                                                             Reserve Bank of New York.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Barton P. Dambra, 61                  1993         2005      President of Markin Tubing LP, a manufacturer of steel
                                                             tubing. Director of The National Bank of Geneva.
--------------------------------------------------------------------------------------------------------------------
John E. Benjamin, 61                  2002         2005      President of 3 Rivers Development Corporation, a
                                                             not-for-profit business for the public and private
                                                             economic development of businesses and government in the
                                                             greater Corning, New York area. Director of First Tier
                                                             Bank & Trust.
--------------------------------------------------------------------------------------------------------------------
Pamela Davis Heilman, 54              2002         2005      Partner in the law firm Hodgson Russ LLP. Director of
                                                             SJL Communications, Inc. and SJL of California, Inc.
--------------------------------------------------------------------------------------------------------------------
Susan Riedman Holliday,  47           2002         2005      President and Publisher of the Rochester Business
                                                             Journal, Inc., a business newspaper. Past Director of
                                                             RGS Energy Group, Inc.
--------------------------------------------------------------------------------------------------------------------

The following table sets forth current information about the executive officers of FII.

====================================================================================================================
Name                        Age      Starting In      Positions / Offices with FII and Subsidiaries
====================================================================================================================
Peter G. Humphrey             48          1983        Chairman of the Board, President and Chief Executive
                                                      Officer of FII (since 1994). Director of FII, Wyoming
                                                      County Bank, The National Bank of Geneva, First Tier
                                                      Bank & Trust, The Burke Group, Inc. and The FI Group,
                                                      Inc. Interim President and Chief Executive Officer of
                                                      The National Bank of Geneva (since February 2003).
--------------------------------------------------------------------------------------------------------------------
Jon J. Cooper                 50          1997        Senior Vice President of FII. President and Chief
                                                      Executive Officer of Wyoming County Bank. Director of
                                                      FII and Wyoming County Bank.
--------------------------------------------------------------------------------------------------------------------
Douglas L. McCabe             55          2001        Senior Vice President of FII. President and Chief
                                                      Executive Officer of Bath National Bank. Director of
                                                      Bath National Bank.
--------------------------------------------------------------------------------------------------------------------
Randolph C. Brown             49          1991        Senior Vice President of FII. President and Chief
                                                      Executive Officer of First Tier Bank & Trust. Director
                                                      of First Tier Bank & Trust.
--------------------------------------------------------------------------------------------------------------------
Patrick C. Burke              42          2001        Senior Vice President of FII. President and Chief
                                                      Executive Officer of The Burke Group, Inc. Director of
                                                      The Burke Group, Inc. and The FI Group, Inc.
--------------------------------------------------------------------------------------------------------------------
Ronald A. Miller              54          1996        Senior Vice President and Chief Financial Officer of FII.
--------------------------------------------------------------------------------------------------------------------
Thomas D. Grover              55          2002        Senior Vice President and Chief Credit Officer of FII.
--------------------------------------------------------------------------------------------------------------------
Michele M. Gibson             39          2003        Senior Vice President and Chief Administrative Officer of FII.
--------------------------------------------------------------------------------------------------------------------

                                 STOCK OWNERSHIP

      The following table sets forth information, based upon representations by such persons or entities, believed by FII to be the beneficial owners of more than 5% of its outstanding common stock.

========================================================================================================
               Name                       Address              Number of Shares       Percent of Class
========================================================================================================
Estate of Donald G. Humphrey       C/O Nixon Peabody LLP            596,489                5.37%
                                    Rochester, NY 14604
--------------------------------------------------------------------------------------------------------
Wyoming County Bank (Held           55 North Main Street            622,035                5.60%
in Trusts)                            Warsaw, NY 14569
--------------------------------------------------------------------------------------------------------
James H. Wyckoff                    2122 Rosendale Road             938,766                8.45%
                                    Niskayuna, NY 12309
--------------------------------------------------------------------------------------------------------
Peter G. Humphrey                    220 Liberty Street             604,469                5.44%
                                      Warsaw, NY 14569
--------------------------------------------------------------------------------------------------------

      The following table sets forth information, as of March 12, 2003, with respect to the beneficial ownership of FII's common stock (including vested portion of options) by (a) each of the continuing directors and nominees, (b) the continuing executive officers specified in the Summary Compensation Table, and (c) all directors and executive officers of FII as a group.

==================================================================================================
                                                  Number of Shares
                  Name                           of Common Stock(1)              Percent of Class
                  ----                           ------------------              ----------------
==================================================================================================
W.J. Humphrey, Jr                                     471,470                           4.24%
--------------------------------------------------------------------------------------------------
Peter G. Humphrey                                     604,469(2)                        5.44%
--------------------------------------------------------------------------------------------------
Jon J. Cooper                                          34,599                           *
--------------------------------------------------------------------------------------------------
Barton P. Dambra                                       12,489                           *
--------------------------------------------------------------------------------------------------
Samuel M. Gullo                                         6,194                           *
--------------------------------------------------------------------------------------------------
John R. Tyler, Jr                                       1,820                           *
--------------------------------------------------------------------------------------------------
Bryan G. vonHahmann                                     4,561                           *
--------------------------------------------------------------------------------------------------
James H. Wyckoff                                      938,766(3)                        8.45%
--------------------------------------------------------------------------------------------------
John E. Benjamin                                          171                           *
--------------------------------------------------------------------------------------------------
Pamela Davis Heilman                                      104                           *
--------------------------------------------------------------------------------------------------
Susan R. Holliday                                       1,104                           *
--------------------------------------------------------------------------------------------------
James E. Stitt                                            200                           *
--------------------------------------------------------------------------------------------------
Douglas L. McCabe                                      15,518                           *
--------------------------------------------------------------------------------------------------
Randolph C. Brown                                      27,369(4)                        *
--------------------------------------------------------------------------------------------------
Patrick C. Burke                                       41,777                           *
--------------------------------------------------------------------------------------------------
Directors and executive officers as a               2,794,501(5)                       25.15%
group (18 persons)
--------------------------------------------------------------------------------------------------

*     Denotes less than 1%

(1) Includes amounts subject to options granted under the FII stock option plans that are exercisable within 60 days of March 1, 2003: 2,967, 56,400, 30,999, 2,866, 1,641, 1,067, 1,533, 2,333, 67, 0, 0, 0, 12,333, 21,901 and
      7,001 for individuals listed respectively. As a group this totals 150,363 shares.
(2) Includes 331,019 shares held by trusts. As trustee, Mr. Humphrey exercises voting and disposition powers. Beneficial ownership is disclaimed for 321,019 of such shares
(3) Includes 648,300 shares held by trusts. As trustee, Mr. Wyckoff exercises voting and disposition powers. Beneficial ownership is disclaimed for 270,800 of such shares.
(4) Includes 50 shares held as custodian for his son, beneficial ownership of which is disclaimed.
(5) Includes 622,035 shares held by Wyoming County Bank as Trustee for various trust agreements. Wyoming County Bank disclaims beneficial ownership of such shares.

                             STOCK PERFORMANCE GRAPH

      The Stock Performance Graph compares the cumulative total return on FII's common stock against the cumulative total return of the NASDAQ Stock Market Index of U.S. Stocks and the SNL Securities L.C. ("SNL") $1 Billion - $5 Billion Bank Asset Size Index, for the period since June 25, 1999, when FII began trading publicly, through December 31, 2002. The graph assumes that $100 was invested on June 25, 1999 in FII's common stock and the indices, and that all dividends were reinvested.

    [The following was represented by a line graph in the printed material.]

=======================================================================================================
                                                             Period Ending
=======================================================================================================
Index                             06/25/99    12/31/99    12/31/99    12/31/00    12/31/01    12/31/02
=======================================================================================================
Financial Institutions, Inc.        100.00       82.28       82.28       95.32      167.91      214.84
-------------------------------------------------------------------------------------------------------
NASDAQ - Total US*                  100.00      159.62      159.62       96.09       76.23       52.70
-------------------------------------------------------------------------------------------------------
SNL $1B-$5B Bank Index              100.00       94.69       94.69      107.45      130.56      150.71
-------------------------------------------------------------------------------------------------------

* Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2003. Used with permission. All rights reserved. crsp.com.

SNL Financial LC                                                  (434) 977-1600
(C) 2003

                             AUDIT COMMITTEE REPORT

The Audit Committee of the Company assists the Board of Directors in its general oversight of the Company's financial reporting process, internal controls and audit functions. The Audit Committee is comprised of independent members, as defined by the National Association of Securities Dealers (NASD), and operates under a written charter adopted by the Board of Directors. The Committee reviews and assesses the adequacy of its charter on an annual basis.

Management is responsible for the Company's internal controls and financial reporting process. The Company's independent accountants, KPMG LLP ("KPMG"), are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee the financial reporting and audit processes.

In connection with these responsibilities, the Company's Audit Committee met with management and the independent accountants to review and discuss the Company's December 31, 2002 consolidated financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

I.    Audit Fees

Fees billed by KPMG for professional services rendered in connection with the audits of the Company's consolidated financial statements for the fiscal year ended December 31, 2002 and the limited reviews of the interim consolidated financial statements included in the Company's Forms 10-Q for the quarterly periods in 2002 were $239,375.

II.   Financial Information Systems Design and Implementation Fees

No fees were paid for services related to financial information systems design and implementation for the fiscal year ended December 31, 2002.

III.  All Other Fees

Aggregate fees billed by KPMG for all other services rendered for the fiscal year ended December 31, 2002 were $160,230, which is comprised of audit-related services of $63,100, and non-audit services of $97,130. Audit-related services consisted of audits of the Company's broker-dealer subsidiary's financial statements for the fiscal year ended December 31, 2002 and financial statements of employee benefit plans, SEC filings, and regulatory compliance procedures. Non-audit services consisted of tax compliance and fees for other non-audit services. The Audit Committee has considered whether the level of these non-audit services is consistent with maintaining KPMG's independence.

Based upon the Audit Committee's discussions with management and the independent accountants, and its review of the information described above, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, to be filed with the Securities and Exchange Commission.

                                 AUDIT COMMITTEE
                           Barton P. Dambra, Chairman
                               John R. Tyler, Jr.
                                Susan R. Holliday
                              Pamela Davis Heilman

                       COMPENSATION OF EXECUTIVE OFFICERS

                    PERSONNEL / COMPENSATION COMMITTEE REPORT

The Personnel / Compensation Committee (Committee) is composed entirely of non-employee directors. The primary responsibilities of the Committee include designing a compensation program for senior executives that includes:

      o     Base salary and benefits,

      o     Short-term incentive cash compensation, and

      o     Long-term stock option program.

In designing these programs the Committee accounts for several important goals:

      o Aligning the interests of executives with shareholders' goals of maximizing long-term share value and return.

      o Attracting, retaining and motivating high-performing executives in the most cost-efficient manner.

      o     Creating a high-performing and satisfying workplace.

The FII compensation program reflects a mix of stable and at risk compensation. The Committee believes that this structure fairly rewards executives and aligns their interests with those of shareholders in an efficient manner. The method of determining compensation for senior executives is described in more detail below.

      Base salary. The performance of each executive and the level of responsibility within their position are considered in establishing base salaries. Salary ranges have been established and are based upon duties as described in the position description. To ensure competitive salaries, the Committee regularly reviews the results of compensation surveys of peers. The Committee intends that salaries be set roughly at peer medians accounting for size, cost of living differences, and organizational performance. Year-to-year increases in salary depend upon prior year performance, determined through a formal review process, and the position of the individual within the salary range for that position.

      Incentive compensation. The incentive compensation program provides senior management with additional incentive to meet performance targets set by the Committee. Senior managers receive incentive compensation at year-end based upon the performance of FII and their business unit relative to targets established at the beginning of the year. Targets are based on prior year performance, an assessment of the current and expected opportunities and market conditions, and the specific strategic objectives established for the current year. Incentive compensation is based on performance with respect to return on equity, net interest margin, non-interest income relative to average assets, and non-interest expense relative to average assets. These targets align with FII's strategic direction and focus.

      Stock options. To encourage growth in shareholder value, the Committee provides each senior executive who is in a position to substantially affect the long-term success of FII with stock options. The stock option program is intended to encourage share ownership and motivate and retain key officers. The Committee believes that stock options, which provide value to participants, only when the Company's shareholders benefit from stock price appreciation, are an important component of aligning the interests of managers with those of owners. Stock options are generally granted based on a proportion of base pay. In designing the program the Committee weighs the incentive gains from stock options with the accompanying dilution of ownership to arrive at a plan that is most beneficial to the long run interests of shareholders. FII periodically reviews the stock option program to ensure that it continues to meet its goals.

The principal components of this program as implemented in 2002 for named executives are summarized in the tables that follow this committee's report.

Chief Executive Officer. Mr. Peter Humphrey's compensation is determined in the same manner as other senior executives, as described above. The Committee conducts an annual evaluation of Mr. Humphrey's performance to determine year-to-year changes in compensation. That review focused on the financial performance of FII during 2002, strategic and tactical achievements of the FII during this period, development and use of senior executives and the board of directors, and implementation of the corporate strategy for growth. The financial performance of FII met or exceeded goals for 2002 across several financial targets. In addition, Mr. Humphrey met or exceeded expectations in each of the other areas reviewed by the Committee. Based on the Committee's evaluation of his performance, Mr. Humphrey received a 7 percent increase in base pay for 2003.

                       PERSONNEL / COMPENSATION COMMITTEE
                           James H. Wyckoff, Chairman
                                John E. Benjamin
                                 Samuel M. Gullo
                                  H. Jack South
                               John R. Tyler, Jr.
                               Bryan G. vonHahmann

                           SUMMARY COMPENSATION TABLE

      The following table sets forth certain information about the compensation received by our Chief Executive Officer and our six other most highly compensated executive officers (collectively, the "Named Executive Officers") in the capacities indicated.

                                                                                      Long-Term Compensation
                                                        Annual Compensation                   Awards
                                                   ------------------------------------------------------------------------------
                                                                                    Securities                     All Other
                                                                                    Underlying                      Compen-
              Name and                                Salary          Bonus        Options/SARS      Payouts    sation (1)(2)(3)
         Principal Position              Year           ($)            ($)              (#)            ($)            ($)
---------------------------------------------------------------------------------------------------------------------------------
Peter G. Humphrey                        2002        341,703         154,022                0            0            61,481
President & Chief Executive              2001        319,844         166,872                0            0            41,680
Officer of FII                           2000        298,920         120,517                0            0            55,941

John R. Koelmel, Senior Vice             2002        126,395          61,062                0            0           691,315
President and Chief Administrative       2001        191,475          99,898           12,333            0             5,670
Officer of FII                           2000        185,000          44,752           37,000            0                 0

Jon J. Cooper                            2002        199,653          95,819                0            0            23,619
Senior Vice President of FII and         2001        184,500          96,845                0            0            24,536
President & Chief Executive Officer      2000        164,300          67,622                0            0            21,701
of Wyoming County Bank

Thomas L. Kime                           2002        200,710          51,054                0            0            36,934
Senior Vice President of FII and         2001        187,143          99,860                0            0            34,108
President & Chief Executive Officer      2000        174,900          82,599                0            0            31,869
of The National Bank of Geneva

Randolph C. Brown                        2002        130,286          66,049                0            0            21,942
Senior Vice President of FII and         2001        120,745          64,325                0            0            32,707
President & Chief Executive Officer      2000        114,450          39,917                0            0            21,108
of First Tier Bank & Trust

Douglas L. McCabe                        2002        155,861          67,839                0            0            11,000
Senior Vice President of FII and         2001        150,000          35,898           37,000            0             4,128
President & Chief Executive Officer
of Bath National Bank

Patrick C. Burke, Senior Vice            2002        150,000               0                0            0            11,000
President of FII and President &
CEO of The Burke Group, Inc.

----------

(1) Includes, for 2002, matching and additional performance contributions made by us under our 401(k) plan in the amounts of $11,000, $2,750, $11,000, $11,000, $11,000, $11,000 and $11,000 for Messrs. Humphrey, Koelmel,
      Cooper, Kime, Brown, McCabe, and Burke, respectively. Also includes the entire amount of split-dollar life insurance premiums paid by us (including amounts that will be recovered by us upon payment of the policy or other events) in the amounts of $50,481, $12,619, $25,934, and $10,942 for life insurance policies for Messrs. Humphrey, Cooper, Kime, and Brown, respectively. Includes for John Koelmel amounts paid per the separation agreement in the amount of $688,565.

(2) Includes, for 2001, matching and additional performance contributions made by us under our 401(k) plan in the amounts of $8,295, $5,670, $9,030, $9,135, $4,889 and $4,128 for Messrs. Humphrey, Koelmel, Cooper, Kime, Brown, and McCabe respectively. Also includes the entire amount of split-dollar life insurance premiums paid by us (including amounts that will be recovered by us upon payment of the policy or other events) in the amounts of $33,385, $15,506, $24,973, and $27,818 for life insurance policies for Messrs. Humphrey, Cooper, Kime, and Brown, respectively.

(3) Includes, for 2000, matching and additional performance contributions made by us under our 401(k) plan in the amounts of $5,355, $6,195, $6,510, and $1,728 for Messrs. Humphrey, Cooper, Kime, and Brown , respectively. Also includes the entire amount of split-dollar life insurance premiums paid by us (including amounts that will be recovered by us upon payment of the policy or other events) in the amounts of, $50,586, $15,506, $25,358, and $19,380 for life insurance policies for Messrs. Humphrey, Cooper, Kime, and Brown, respectively.

                     STOCK OPTION GRANTS IN LAST FISCAL YEAR

======================================================================================================================
                                                             Market
                                                             Price ($                  Potential Realizable Value at
                     Securities     % of Total   Exercise   per share)                  Assumed Annual Rate of Stock
                     Underlying      Options     or Base   if different                    Price Appreciation for
                      Options       Granted to    Price        than                              Option Term
                      Granted       Employees    ($ per      exercise     Expiration   -------------------------------
      Name              (#)          in 2002      Share)       price         Date         0% ($)     5% ($)    10% ($)
======================================================================================================================
      None
----------------------------------------------------------------------------------------------------------------------

                    OPTION EXERCISES IN LAST FISCAL YEAR AND
                             YEAR END OPTION VALUES

======================================================================================================================
                                   Aggregate               Number of Securities            Value of Unexercised
                                     Option               Underlying Unexercised               In-The-Money
                                   Exercises            Options of Fiscal Year End      Options at Fiscal Year End
======================================================================================================================
                              Shares
                             Acquired       Value
                           on Exercise     Realized
          Name                 (#)           ($)        Exercisable    Unexercisable   Exercisable    Unexercisable
======================================================================================================================
Peter G. Humphrey              None           --          56,400          37,600         $866,304        $577,536
John R. Koelmel                None           --             0               0              $0              $0
Jon J. Cooper                  None           --          30,999          20,666         $476,144        $317,429
Thomas L. Kime                 None           --          33,000          22,000         $506,880        $337,920
Randolph C. Brown              None           --          21,801          14,534         $334,863        $223,242
Douglas L. McCabe              None           --          12,333          24,667         $ 98,787        $197,582
Patrick C. Burke               None           --           7,001          19,999         $ 48,026        $137,193
----------------------------------------------------------------------------------------------------------------------

                                  BENEFIT PLANS

      FII maintains a defined benefit retirement plan that covers all of our full- and part-time employees who satisfy the eligibility requirements. Employees are eligible to participate in the plan if they have completed one year of employment and are at least 21 years of age. Participants with five or more years of service are entitled to annual pension benefits beginning at 62 years of age. The amount of the retirement benefit is 1.75% of the participant's highest average five consecutive years' compensation multiplied by the number of years of service up to 35 years, plus 1.25% of the participant's highest average five consecutive years' compensation for service in excess of 35 years, not to exceed 40 years of creditable service, less 0.49% of the average of the participant's final three years' compensation multiplied by the number of years of service up to 35 years. If a participant terminates employment with us before completing five years of service, such person forfeits the right to receive plan benefits. Total plan expense charged to our operations for 2002, 2001 and 2000 and was $726,000, $270,000, and $224,000, respectively, and the market value of the assets held by the plan at December 31, 2002 was approximately $14.3 million. The following table sets forth the estimated plan benefits payable upon retirement for various levels of compensation and years of service:

======================================================================================================================
                                                                Years of Service
======================================================================================================================
      Compensation                15                20               25                30                 35
      ------------                --                --               --                --                 --
======================================================================================================================
        $150,000                36,476            48,634           60,793            72,952             85,110
        $175,000                43,038            57,384           71,731            86,077            100,423
        $200,000                49,601            66,134           82,668            99,202            115,735
        $250,000                49,601            66,134           82,668            99,202            115,735
        $300,000                49,601            66,134           82,668            99,202            115,735
        $350,000                49,601            66,134           82,668            99,202            115,735
        $400,000                49,601            66,134           82,668            99,202            115,735
        $450,000                49,601            66,134           82,668            99,202            115,735
        $500,000                49,601            66,134           82,668            99,202            115,735
        $550,000                49,601            66,134           82,668            99,202            115,735
        $600,000                49,601            66,134           82,668            99,202            115,735
        $650,000                49,601            66,134           82,668            99,202            115,735
        $700,000                49,601            66,134           82,668            99,202            115,735
        $750,000                49,601            66,134           82,668            99,202            115,735
----------------------------------------------------------------------------------------------------------------------

For purposes of determining benefits under the plan, compensation includes salary and bonus but cannot exceed $200,000. The benefit computation is based on a life annuity with a five-year certain. The Social Security Offset (included in the above figures) is 0.49% times the three-year final average salary up to covered compensation times the number of years of creditable service up to 35 years. This offset assumes a 2002 benefit for a participant of age 65. The estimated credited years of service for each of the Named Executive Officers as of December 31, 2002 were as follows: Peter G. Humphrey, 23.417; Jon J. Cooper, 4.750; Thomas L. Kime, 23.917, Randolph C. Brown, 10.167; Douglas L. McCabe, 1.667, and Patrick C. Burke 1.0.

      FII also maintains a contributory profit sharing plan pursuant to Internal Revenue Code Section 401(k) covering substantially all employees. At least one year of service is required to be eligible for employer-matching contributions. Participants may contribute up to 50% of their compensation to the Plan, subject to IRS limitations. Each year we determine, at our discretion, the amount of matching contributions. Total plan expense charged to our operations for 2002, 2001, and 2000 was $1,057,000, $708,000, and $524,000, respectively.
Contributions for each of the Named Executive Officers are included in the compensation table shown on page 10.

                              EXECUTIVE AGREEMENTS

      FII has a three-year employment agreement with Peter G. Humphrey providing for his employment as FII's President and Chief Executive Officer. The agreement includes change of control and change of authority provisions. If his employment is terminated within twelve months after a change in control and a change of authority (as those terms are defined in the agreement), Mr. Humphrey will receive an amount equal to the sum of 300% of the base salary plus the average annual incentive compensation paid FII to him for the most recent three tax years ending before the date on which the change of control and change of authority occurred. In the event of termination without cause (as defined in the agreement) Mr. Humphrey will receive an amount equal to the sum of two years base salary plus the average of the annual incentive compensation paid for the most recent two tax years ending before the date on which termination occurred.

      Messrs. Cooper, Kime, Brown, McCabe, and Burke, executive officers of FII, are also CEOs of subsidiaries and have employment agreements with them providing employment as the subsidiaries' President and Chief Executive Officer. Each agreement is for a three-year term and includes change of control and change of authority provisions. If the executive's employment is terminated within twelve months after a change in control and a change of authority (as those terms are defined in the agreement), the executive will receive an amount equal to the sum of 200% of the base salary plus the average annual incentive compensation paid by FII to him for the most recent two tax years ending before the date on which the change of control and change of authority occurred. In the event of termination without cause (as defined in the agreement) the executive will receive an amount equal to the sum of one year base salary and the annual incentive compensation paid for the most recent tax year ending before the date termination occurred. John R. Koelmel, FII's Chief Administrative Officer during the first half of 2002, had a similar employment agreement with FII. Mr. Koelmel resigned his officer and director positions with FII as of July 24, 2002. Information regarding Mr. Koelmel's separation agreement is contained within the exhibit filed with FII's September 30, 2002 10-Q with the U.S. Securities and Exchange Commission. Thomas L. Kime, President and Chief Executive Officer of The National Bank of Geneva, retired from his officer and director positions with FII and its subsidiaries as of February 13, 2003.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

      Our directors, executive officers and many of our substantial shareholders and their affiliates are also customers. "Affiliates" include corporations, partnerships and other organizations in which they are officers or partners, or in which they and their immediate families have at least a 10% interest. During 2002, our subsidiary banks made loans in the ordinary course of business to many of our directors, officers, principal shareholders and their affiliates, and to directors, officers and their affiliates of our subsidiary banks. On December 31, 2002, the aggregate principal amount of loans to the FII directors, named executive officers and their affiliates was $7,698,000. Loans outstanding by subsidiary banks to certain officers, directors or companies in which they have 10% or more beneficial ownership (including officers and directors of the Company as well as its subsidiaries) approximated $36,406,000 at December 31, 2002. Included in the nonperforming asset totals are loans to two National Bank of Geneva (NBG) directors totaling $4,949,000. The Company's internal loan review process has indicated that there may be potential Regulation O issues with respect to these and certain other loans made by NBG to its directors arising out of the approval process for additional extensions of credit. With the exception of these loans at NBG, the other loans made by subsidiary banks to officers, directors or companies in which they have a 10% or more beneficial interest (including officers and directors of the Company as well as its subsidiaries) were made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as comparable transactions with other customers and did not involve more than the normal risk of collectiblity or present other unfavorable features. Loans to directors, executive officers and substantial shareholders are subject to limitations contained in the Federal Reserve Act, which requires that such loans satisfy certain criteria. We expect to have such transactions or transactions on a similar basis with our directors, executive officers, principal shareholders and their associates in the future.

      FII engaged the law firm of Hodgson Russ LLP to provide legal services to FII during 2002. Director Pamela Davis Heilman is currently a partner with this law firm.

      W.J. Humphrey, Jr. is the father of Peter G. Humphrey. W.J. Humphrey, Jr. is the uncle of James H. Wyckoff.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires FII's directors and executive officers and persons who own more than 10% of a registered class of FII's equity securities to file with the U.S. Securities and Exchange Commission reports of transactions in and ownership of FII common stock. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish FII with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports and representations that no other reports are required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 2002 except that Randolph C. Brown, Douglas L. McCabe and Patrick C. Burke each filed 1 late report covering shares acquired in the 401-K Plan, and Patrick C. Burke filed a second late report covering 2 transactions relating to earn out consideration pursuant to a Board approved acquisition agreement and 1 transaction relating to a put option to sell shares to FII pursuant to a Board approved acquisition agreement.

                              SHAREHOLDER PROPOSALS

      Any proposal which an FII shareholder wishes to have considered by the Board of Directors for inclusion in FII's proxy statement for a forthcoming meeting of shareholders must be submitted on a timely basis and meet all requirements of the Securities Exchange Act and FII's By-laws. Proposals for the 2004 annual meeting will not be deemed to be timely submitted unless they are received by FII, directed to the President and Chief Executive Officer of FII, at its principal executive offices, not later than December 10, 2003. Management proxies will be authorized to exercise discretionary voting authority with respect to any other matters unless FII receives such notice thereof at least 60 days prior to the date of the Annual Meeting.

                                  OTHER MATTERS

      The FII Board of Directors knows of no other matters to be presented at the meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote on such matters in accordance with their best judgment.

      The cost of solicitation of proxies will be borne by FII. In addition to solicitation by mail, some officers and employees of FII may, without extra compensation, solicit proxies personally or by telephone or telegraph and FII will request brokerage houses, nominees, custodians and fiduciaries to forward proxy materials to beneficial owners and will reimburse their expenses.

SHAREHOLDERS MAY RECEIVE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE ON REQUEST TO THE SECRETARY, FINANCIAL INSTITUTIONS, INC., 220 Liberty Street, Warsaw, New York 14569.

April 7, 2003

The Board of Directors recommends that                       Please          |_|
shareholders vote for proposal 1.                            Mark Here
                                                             for Address
                                                             Change or
                                                             Comments
                                                             SEE REVERSE SIDE

1.    Election of Directors

Nominees:

      01 Bryan G. vonHahmann
      02 John R. Tyler, Jr.
      03 James H. Wyckoff
      04 James E. Stitt

                      WITH authority to                    WITHOUT
                        vote FOR all                      AUTHORITY
                       nominees listed                 to vote for all
                    (except as marked to                   nominees
                        the contrary)                       listed

                            |_|                               |_|

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

________________________________________________________________________________

2. In accordance with their judgment in connection with the transaction of such other business, if any, as may properly come before the meeting.

Dated:____________________________________________________________________, 2003

________________________________________________________________________________
                                    Signature

________________________________________________________________________________
                            Signature if held jointly

NOTE: Name of shareholder should be signed exactly as it appears on this proxy.

PLEASE COMPLETE, DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

      Internet and telephone voting is available through 11PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

--------------------------------------------------------------------------------
                                    Internet
                           http://www.eproxy.com/fisi

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.
--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
                                    Telephone
                                 1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.
--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
                                      Mail

                              Mark, sign and date
                                your proxy card
                                      and
                                return it in the
                             enclosed postage-paid
                                   envelope.
--------------------------------------------------------------------------------

               If you vote your proxy by Internet or by telephone,
                 you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement on the Internet at www.fiiwarsaw.com

                          FINANCIAL INSTITUTIONS, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                   May 7, 2003

      The undersigned hereby appoints Peter G. Humphrey, Ronald A. Miller, and Sonia M. Dumbleton or any of them, with full powers of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Shareholders of FII to be held on May 7, 2003 and at any adjournment or adjournments thereof, with all the power which the undersigned would possess if personally present, and to vote as set forth on the reverse all shares of stock which the undersigned may be entitled to vote at said meeting, hereby revoking any earlier proxy for said meeting.

                (Continued and to be signed on the other side.)

________________________________________________________________________________
    Address Change/Comments (Mark the corresponding box on the reverse side)
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

--------------------------------------------------------------------------------
               ^ PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED ^

                [GRAPHIC] YOUR PROXY VOTE IS IMPORTANT [GRAPHIC]

 No matter how many shares you own, please sign, date and mail your proxy now, even if you plan to attend the meeting.

 It is important that you vote so that FII will not have to bear the unnecessary expense of another solicitation of proxies.